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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): June 16, 2004


                         BRUSH ENGINEERED MATERIALS INC.
               (Exact Name of Registrant as Specified in Charter)



         Ohio                         1-15885                 34-1919973
(State or Other Juris-              (Commission             (IRS Employer
diction of Incorporation)           File Number)            Identification No.)


17876 St. Clair Avenue Cleveland, Ohio                             44110
(Address of Principal Executive Offices)                         (Zip Code)




Registrant's telephone number, including area code:  (216) 486-4200



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Item 5. Other Events and Required FD Disclosure.

     On June 16, 2004, Brush Engineered Materials Inc. issued a press release regarding its sales outlook for the second and third quarters of 2004. The press release is attached hereto as Exhibit 99.1.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             BRUSH ENGINEERED MATERIALS INC.



Date: June 16, 2004          By: /s/ Michael C. Hasychak
                                 -------------------------------------------
                                 Name:  Michael C. Hasychak
                                 Title: Vice President, Secretary and Treasurer




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                                  EXHIBIT INDEX

         Exhibit
         Number         Exhibit
         -------        -------

          99.1          Press Release dated June 16, 2004